Exhibit 10.16
EXTENSION AMENDMENT TO
WALMART MONEYCARD PROGRAM AGREEMENT

This Extension Amendment to Walmart MoneyCard Program Agreement (“Amendment”) is made as of December 16, 2014 (“Amendment Effective Date”) by and among (1) Wal-Mart Stores, Inc., Wal-Mart Stores Texas L.L.C., as the successor to Wal-Mart Stores Texas, L.P., Wal-Mart Louisiana, LLC, Wal-Mart Stores Arkansas, LLC, Wal-Mart Puerto Rico, Inc. and Wal-Mart Stores East, L.P., (each of the foregoing, individually and collectively, “Retailer”), (2) Green Dot Bank (“Bank”), and (3) Green Dot Corporation (“Green Dot”). Each of the foregoing parties is sometimes referred to herein as “Party,” and collectively they are referred to as the “Parties.”

WHEREAS, Retailer, Green Dot and Green Dot Bank (as assignee of GE Money Bank, n/k/a GE Capital Retail Bank) are parties to that certain Walmart Money Card Program Agreement, dated as of May 27, 2010 (as amended, “Agreement”);
WHEREAS, Retailer, Bank and Green Dot desire to extend the Term of the Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

1.    Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings set forth in the Agreement.

2.    Extension of Term. The first sentence of Section 15.1 of the Agreement is hereby deleted in its entirety (the remainder of such Section remaining unchanged) and replaced with the following:

“This Agreement commences on the Effective Date and shall continue in full force and effect until December 31, 2015 (the “Term”), unless otherwise terminated earlier in accordance with its terms.”

3.    Continuation; Inconsistency; Counterparts. Except as expressly amended or supplemented hereby, the terms and conditions of the Agreement shall remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the Agreement, the terms of this Amendment shall control. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together constitute one and the same agreement. The Parties may execute and deliver this Amendment electronically, including by facsimile.

[signature page follows]

IN WITNESS WHEREOF, Retailer, Bank and Green Dot have caused this Amendment to be executed by their respective officers or agents thereunto duly authorized as of the Amendment Effective Date.

WAL-MART STORES, INC.
WAL-MART STORES ARKANSAS, LLC
WAL-MART STORES EAST, L.P.
WAL-MART STORES TEXAS, L.L.C.
WAL-MART LOUISIANA, LLC
WAL-MART PUERTO RICO, INC.

By:    /s/ Daniel J. Eckert
Name: Daniel J. Eckert
Title: Senior Vice President
GREEN DOT BANK By: /s/ Lewis Goodwin Name: Lewis Goodwin Title: CEO President

GREEN DOT CORPORATION By: /s/ John Ricci Name: John Ricci Title: General Counsel

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